Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Apr-00

Collection Period                                       March 2, 2000      to     April 1, 2000
Determination Date                                      April 11, 2000
Distribution Date                                       April 14, 2000

Available Amounts
-----------------
          Scheduled Payments plus Payaheads, net of Excluded Amounts             11,568,067.31
          Prepayment Amounts                                                        145,473.33
          Recoveries                                                                      0.00
          Investment Earnings on Collection Account and Reserve Fund                 16,441.24
          Late Charges                                                                3,728.69
          Servicer Advances                                                         317,611.86

          Total Available Amounts                                                12,051,322.43
          -----------------------                                                -------------

Payments on Distribution Date
-----------------------------
  (A)**   Trustee Fees (only applicable pursuant to an Event of Default)                  0.00
  (A)     Unreimbursed Servicer Advances to the Servicer                                  0.00
  (B)     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer            0.00
  (C)     Interest due to Class A-1 Notes                                           338,746.62
  (D)     Interest due to Class A-2 Notes                                           419,782.58
  (E)     Interest due to Class A-3 Notes                                           584,443.67
  (F)     Interest due to Class A-4 Notes                                           380,594.75
  (G)     Interest due to Class B Notes                                              23,970.82
  (H)     Interest due to Class C Notes                                              24,458.60
  (I)     Interest due to Class D Notes                                              41,307.85
  (J)     Interest due to Class E Notes                                              26,563.01
  (K)     Class A-1 Principal Payment Amount                                      9,434,389.27
  (L)     Class A-2 Principal Payment Amount                                              0.00
  (M)     Class A-3 Principal Payment Amount                                              0.00
  (N)     Class A-4 Principal Payment Amount                                              0.00
  (O)     Class B Principal Payment Amount                                          125,457.31
  (P)     Class C Principal Payment Amount                                          125,457.31
  (Q)     Class D Principal Payment Amount                                          200,731.70
  (R)     Class E Principal Payment Amount                                          100,365.84
  (S)     Additional Principal to Class A-1 Notes                                         0.00
  (T)     Additional Principal to Class A-2 Notes                                         0.00
  (U)     Additional Principal to Class A-3 Notes                                         0.00
  (V)     Additional Principal to Class A-4 Notes                                         0.00
  (W)     Additional Principal to Class B Notes                                           0.00
  (X)     Additional Principal to Class C Notes                                           0.00
  (Y)     Additional Principal to Class D Notes                                           0.00
  (Z)     Additional Principal to Class E Notes                                           0.00
  (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer          111,492.17
  (AB)    Deposit to the Reserve Fund                                               113,560.93
  (AC)    Excess to Certificateholder                                                     0.00

          Total distributions to Noteholders and Certificateholders              12,051,322.43
          ---------------------------------------------------------              -------------

Heller Equipment Asset Receivables Trust 1999-2
----------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

        Trustee fees due on Distribution Date                                                                     0.00


Unreimbursed Servicer Advances
------------------------------

        Unreimbursed Servicer Advances                                                                            0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
  (i)   Servicing Fee Percentage                                                                                 0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of the
        Collection Period                                                                               334,476,512.85
  (iii) Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                   0.00
  (iv)  Servicing Fee accrued but not paid in prior periods                                                       0.00
        Total Servicing Fee due and accrued ( (iii) + (iv) )                                                      0.00

        Servicing Fee carried forward                                                                             0.00

        Monthly Servicing Fee distributed                                                                         0.00

Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                                              64,183,384.08
        Class A-1 Interest Rate                                                                               6.12905%
        Number of days in Accrual Period                                                                            31
        Current Class A-1 interest due                                                                      338,746.62
        Class A-1 interest accrued but not paid in prior periods                                                  0.00
        Total Class A-1 interest due                                                                        338,746.62
        Class A-1 interest carried forward                                                                        0.00

        Class A-1 interest distribution                                                                     338,746.62

Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                                                              77,498,323.00
        Class A-2 Interest Rate                                                                               6.50000%
        Current Class A-2 interest due                                                                      419,782.58
        Class A-2 interest accrued but not paid in prior periods                                                  0.00
        Total Class A-2 interest due                                                                        419,782.58
        Class A-2 interest carried forward                                                                        0.00

        Class A-2 interest distribution                                                                     419,782.58

Class A-3 Interest Schedule
---------------------------

        Opening Class A-3 principal balance                                                             105,463,520.00
        Class A-3 Interest Rate                                                                               6.65000%
        Current Class A-3 interest due                                                                      584,443.67
        Class A-3 interest accrued but not paid in prior periods                                                  0.00
        Total Class A-3 interest due                                                                        584,443.67
        Class A-3 interest carried forward                                                                        0.00

        Class A-3 interest distribution                                                                     584,443.67

Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                                                              67,262,695.00
        Class A-4 Interest Rate                                                                               6.79000%
        Current Class A-4 interest due                                                                      380,594.75
        Class A-4 interest accrued but not paid in prior periods                                                 -
        Total Class A-4 interest due                                                                        380,594.75
        Class A-4 interest carried forward                                                                       -

        Class A-4 interest distribution                                                                     380,594.75

Class B Interest Schedule
-------------------------

        Opening Class B principal balance                                                                 4,180,956.79
        Class B Interest Rate                                                                                 6.88000%
        Current Class B interest due                                                                         23,970.82
        Class B interest accrued but not paid in prior periods                                                     -
        Total Class B interest due                                                                           23,970.82
        Class B interest carried forward                                                                           -

        Class B interest distribution                                                                        23,970.82

Class C Interest Schedule
-------------------------
        Opening Class C principal balance                                                                 4,180,956.79
        Class C Interest Rate                                                                                 7.02000%
        Current Class C interest due                                                                         24,458.60
        Class C interest accrued but not paid in prior periods                                                     -
        Total Class C interest due                                                                           24,458.60
        Class C interest carried forward                                                                           -

        Class C interest distribution                                                                        24,458.60


Class D Interest Schedule
-------------------------
        Opening Class D principal balance                                                                 6,689,530.69
        Class D Interest Rate                                                                                 7.41000%
        Current Class D interest due                                                                         41,307.85
        Class D interest accrued but not paid in prior periods                                                    0.00
        Total Class D interest due                                                                           41,307.85
        Class D interest carried forward                                                                          0.00

        Class D interest distribution                                                                        41,307.85


Class E Interest Schedule
-------------------------
        Opening Class E principal balance                                                                 3,344,764.89
        Class E Interest Rate                                                                                 9.53000%
        Current Class E interest due                                                                         26,563.01
        Class E interest accrued but not paid in prior periods                                                    0.00
        Total Class E interest due                                                                           26,563.01
        Class E interest carried forward                                                                          0.00

        Class E interest distribution                                                                        26,563.01


Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                                        January 6, 2001
  (i)   Opening Class A-1 principal balance                                                              64,183,384.08
  (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance                     334,476,512.85
  (iii) ADCB as of last day of the Collection Period                                                    324,439,928.52
        Monthly Principal Amount ( (ii) - (iii) )                                                        10,036,584.33
  (iv)  Class A-1 Principal Payment Amount                                                                9,434,389.27
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                    9,434,389.27
        Class A-1 Principal Payment Amount distribution                                                   9,434,389.27
        Principal carryforward Class A-1                                                                          0.00

        Class A-1 Principal Balance after current distribution                                           54,748,994.81


Class A Principal Payment Amount
--------------------------------

  (i)   Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                      314,407,922.08
  (ii)  Class A Target Investor Principal Amount (94.0% * ending ADCB)                                  304,973,532.81
        Class A Principal Payment Amount                                                                  9,434,389.27
        Funds available for distribution after Class A-1 distribution                                       777,065.26


Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                                                              77,498,323.00
        Class A-2  Principal Payment Amount                                                                       0.00
        Class A-2 Principal Payment Amount distribution                                                           0.00
        Principal carryforward Class A-2                                                                          0.00

        Class A-2 principal balance after current distribution                                           77,498,323.00

Class A-3 Principal Schedule
----------------------------
        Opening Class A-3 principal balance                                                             105,463,520.00
        Class A-3 Principal Payment Amount                                                                        0.00
        Class A-3 Principal Payment Amount distribution                                                           0.00
        Principal carryforward Class A-3                                                                          0.00

        Class A-3 principal balance after current distribution                                          105,463,520.00

Class A-4 Principal Schedule
----------------------------

        Opening Class A-4 principal balance                                                              67,262,695.00
        Class A-4 Principal Payment Amount                                                                        0.00
        Class A-4 Principal Payment Amount distribution                                                           0.00
        Principal carryforward Class A-4                                                                          0.00

        Class A-4 principal balance after current distribution                                           67,262,695.00

Class B Principal Schedule
--------------------------
        Opening Class B principal balance                                                                 4,180,956.79
        Class B Target Investor Principal Amount (1.25% * ending ADCB)                                    4,055,499.48
        Class B Floor                                                                                    (9,088,252.83)
        Class B Principal Payment Amount due                                                                125,457.31
        Class B Principal Payment Amount distribution                                                       125,457.31
        Principal carryforward Class B                                                                            0.00

        Class B principal balance after current distribution                                              4,055,499.48

Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                                 4,180,956.79
        Class C Target Investor Principal Amount (1.25% * ending ADCB)                                    4,055,499.48
        Class C Floor                                                                                    (6,323,833.78)
        Class C Principal Payment Amount due                                                                125,457.31
        Class C Principal Payment Amount distribution                                                       125,457.31
        Principal carryforward Class C                                                                            0.00

        Class C principal balance after current distribution                                              4,055,499.48

Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                                 6,689,530.69
        Class D Target Investor Principal Amount (2.00% * ending ADCB)                                    6,488,798.99
        Class D Floor                                                                                    (1,050,840.83)
        Class D Principal Payment Amount due                                                                200,731.70
        Class D Principal Payment Amount distribution                                                       200,731.70
        Principal carryforward Class D                                                                            0.00

        Class D principal balance after current distribution                                              6,488,798.99

Class E Principal Schedule
--------------------------

        Opening Class E principal balance                                                                 3,344,764.89
        Class E Target Investor Principal Amount (1.00% * ending ADCB)                                    3,244,399.05
        Class E Floor                                                                                        27,463.68
        Class E Principal Payment Amount due                                                                100,365.84
        Class E Principal Payment Amount distribution                                                       100,365.84
        Principal carryforward Class E                                                                            0.00

        Class E principal balance after current distribution                                              3,244,399.05

Additional Principal Schedule
-----------------------------
        Floors applicable (Yes/No)                                                                                  No
        Monthly Principal Amount                                                                         10,036,584.33
        Sum of Principal Payments payable on all classes                                                  9,986,401.43
        Additional Principal payable                                                                              0.00
        Additional Principal available, if payable                                                                0.00

        Class A-1 Additional Principal allocation                                                                 0.00
        Class A-1 principal balance after current distribution                                           54,748,994.81

        Class A-2 Additional Principal allocation                                                                 0.00
        Class A-2 principal balance after current distribution                                           77,498,323.00

        Class A-3 Additional Principal allocation                                                                 0.00
        Class A-3 principal balance after current distribution                                          105,463,520.00

        Class A-4 Additional Principal allocation                                                                 0.00
        Class A-4 principal balance after current distribution                                           67,262,695.00

        Class B Additional Principal allocation                                                                   0.00
        Class B principal balance after current distribution                                              4,055,499.48

        Class C Additional Principal allocation                                                                   0.00
        Class C principal balance after current distribution                                              4,055,499.48

        Class D Additional Principal allocation                                                                   0.00
        Class D principal balance after current distribution                                              6,488,798.99

        Class E Additional Principal allocation                                                                   0.00
        Class E principal balance after current distribution                                              3,244,399.05

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

  (i)   Servicing Fee Percentage                                                                                 0.40%
  (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                334,476,512.85
  (iii) Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                          111,492.17
  (iv)  Servicing Fee accrued but not paid in prior periods                                                       0.00
        Total Servicing Fee due and accrued ( (iii) + (iv) )                                                111,492.17
        Servicing Fee carried forward                                                                             0.00

        Monthly Servicing Fee distributed                                                                   111,492.17

Reserve Fund Schedule
---------------------

        Initial ADCB                                                                                    365,558,126.61
        10% of Initial ADCB                                                                              36,555,812.66

        Outstanding Principal Amount of the Notes as of the preceding Distribution Date                 332,804,131.24

        ADCB as of the end of the Collection Period                                                     324,439,928.52
        Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                 2,329,628.92
        Prior month Reserve Fund balance                                                                    769,577.95
        Deposit to Reserve Fund - excess funds                                                              113,560.93
        Interim Reserve Fund Balance                                                                        883,138.88
        Current period draw on Reserve Fund for Reserve Interest Payments                                         0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                                        0.00
        Excess to Certificateholder                                                                               0.00
        Ending Reserve Fund balance                                                                         883,138.88

        Reserve Fund balance as a percentage of aggregate note balances as of the first day of
         the Collection Period                                                                                   0.27%
        Investment Earnings on Reserve Account                                                                3,203.86

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors
          Class A-1
          ---------
          Class A-1 principal balance                            54,748,994.81
          Initial Class A-1 principal balance                    93,400,101.00

          Note factor                                              0.586177041


          Class A-2
          ---------
          Class A-2 principal balance                            77,498,323.00
          Initial Class A-2 principal balance                    77,498,323.00

          Note factor                                              1.000000000


          Class A-3
          ---------
          Class A-3 principal balance                           105,463,520.00
          Initial Class A-3 principal balance                   105,463,520.00

          Note factor                                              1.000000000


          Class A-4
          ---------
          Class A-4 principal balance                            67,262,695.00
          Initial Class A-4 principal balance                    67,262,695.00

          Note factor                                              1.000000000


          Class B
          -------

          Class B principal balance                               4,055,499.48
          Initial Class B principal balance                       4,569,477.00

          Note factor                                              0.887519399


          Class C
          -------

          Class C principal balance                               4,055,499.48
          Initial Class C principal balance                       4,569,477.00

          Note factor                                              0.887519399


          Class D
          -------
          Class D principal balance                               6,488,798.99
          Initial Class D principal balance                       7,311,163.00

          Note factor                                              0.887519399


          Class E
          -------

          Class E principal balance                               3,244,399.05
          Initial Class E principal balance                       3,655,581.00

          Note factor                                              0.887519398


Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

(i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            332,804,131.24
(ii)    Overcollateralization Balance as of the preceding Distribution Date                                          1,672,381.61
(iii)   Monthly Principal Amount                                                                                    10,036,584.33
(iv)    Available Amounts remaining after the payment of interest                                                   10,211,454.53
(v)     ADCB as of the end of the Collection Period                                                                324,439,928.52
        Cumulative Loss Amount                                                                                               0.00


Class B Floor Calculation
-------------------------

        Class B Floor percentage                                                                                         1.8600%
        Initial ADCB                                                                                              365,558,126.61
        Cumulative Loss Amount for current period                                                                           0.00
        Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
          Overcollateralization Balance                                                                            15,887,633.98
        Class B Floor                                                                                              (9,088,252.83)


Class C Floor Calculation
-------------------------

        Class C Floor percentage                                                                                         1.4725%
        Initial ADCB                                                                                              365,558,126.61
        Cumulative Loss Amount for current period                                                                           0.00
        Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
          Overcollateralization Balance                                                                            11,706,677.19
        Class C Floor                                                                                              (6,323,833.78)


Class D Floor Calculation
-------------------------
        Class D Floor percentage                                                                                         1.0850%
        Initial ADCB                                                                                              365,558,126.61
        Cumulative Loss Amount for current period                                                                           0.00
        Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance                      5,017,146.50
        Class D Floor                                                                                              (1,050,840.83)


Class E Floor Calculation
-------------------------
        Class E Floor percentage                                                                                         0.4650%
        Initial ADCB                                                                                              365,558,126.61
        Cumulative Loss Amount for current period                                                                           0.00
        Overcollateralization Balance                                                                               1,672,381.61
        Class E Floor                                                                                                  27,463.68


Heller Financial, Inc. is the Servicer (Yes/No)                                                                             Yes

An Event of Default has occurred  (Yes/No)                                                                                   No

10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                             365,558,126.61

        Cumulative DCB of Substitute Contracts replacing materially modified contracts                                        0
        Percentage of Substitute Contracts replacing materially modified contracts                                            0

        Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                 No

5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                                           0
        The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                     No
        Any Skipped Payments have been deferred later than January 1, 2006                                                  N/A

Heller Equipment Asset Receivables Trust 1999-2
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period               334,476,512.85
        Principal collections                                    (9,989,593.07)
        Prepayment Amounts                                         (144,615.88)
        Defaulted Contracts                                         (66,722.42)
        Change in payaheads                                          25,708.33
        Other items including Substitutions and Repurchases         138,638.71
ADCB as of the last day of the Collection Period                324,439,928.52

DCB as of the first day of the Collection Period of Contracts
  that became Defaulted Contracts                                    66,722.42
Number of Contracts that became Defaulted Contracts during
  the period                                                                 1
Defaulted Contracts as a percentage of ADCB (annualized)                 0.25%

DCB of Contracts as of the last day of the Collection Period
  that became Prepaid Contracts                                     144,615.88
Number of Prepaid Contracts as of the last day of the
  Collection Period                                                          2

DCB of Contracts as of the last day of the Collection Period
  that were added as Substitute Contracts                         2,270,782.50
Number of Substitute Contracts as of the last day of the
  Collection Period                                                          2

DCB of Contracts as of the last day of the Collection Period
  that became Warranty Contracts                                  2,207,710.31
Number of Warranty Contracts as of the last day of the
  Collection Period                                                          3

Recoveries collected relating to Defaulted Contracts as of
  the last day of the Collection Period                                   0.00

Cumulative Servicer Advances paid by the Servicer                 9,653,729.92
Cumulative reimbursed Servicer Advances                           9,336,118.06

Delinquencies and Losses                 Dollars                        Percent
------------------------                 -------                        -------
        Current                          305,138,723.09                  94.05%
        31-60 days past due               15,945,457.23                   4.91%
        61-90 days past due                2,426,464.63                   0.75%
        Over 90 days past due                929,283.57                   0.29%
        Total                            324,439,928.52                 100.00%

        31+ days past due                 19,301,205.43                   5.95%

(i)     Cumulative ADCB of Defaulted Contracts  (cumulative
          gross losses to date)                                      66,722.42
(ii)    Cumulative Recoveries realized on Defaulted Contracts             0.00
        Cumulative net losses to date  ( (i) - (ii) )                66,722.42
        Cumulative net losses as a percentage of the initial ADCB         0.02%